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                                                                   Exhibit 99.1


                              [LETTERHEAD]



February 9, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C., 20549

Re:      Global Telephone Communications, Inc.

We were previously the independent accountants for the Company and on April 11, 2000, we reported on the financial statements of the Company for the years ended December 31, 1999 and 1998, and from inception on March 10, 1970 through December 31, 1999.

We have read item 4 of the Current Report on Form 8-K of Global Telephone Communications, Inc. dated February 9, 2001, and we agree with the statements contained therein as they related to our firm.

Very truly yours,


/s/ HJ & ASSOCIATES, LLC

HJ & Associates, LLC
(formerly Jones, Jensen & Company)
Certified Public Accountants